                                                                Exhibit 10.q

          THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

          This Note is subject to a pledge under, and is registered in the name of Lehman Brothers Holdings Inc. (the "Pledgee") or a nominee of the Pledgee, pursuant to, an Intercreditor Agreement, dated as of March 21, 1997, between CBM One Holdings, Inc. and the Pledgee. Unless this Note is presented by an authorized representative of the Pledge or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of the Pledgee or such other name as requested by an authorized representative of the Pledgee, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, the Pledgee, has an interest herein.


                   COURTYARD BY MARRIOTT LIMITED PARTNERSHIP

                                PROMISSORY NOTE


$7,340,744.00****                                         Date:  March 21, 1997


          COURTYARD BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), promises to pay to the order of the Holder the principal sum of Seven Million Three Hundred Forty Thousand Seven Hundred Forty-Four Dollars ($7,340,744.00) (the "Principal") on April 11, 2023 (the "Maturity Date") upon presentation and surrender of this Note, together with interest on the unpaid Principal, payable at the rates, in the manner and at the times specified below, and Deferred Interest (as defined herein). The Holder on the date of issuance of this Note (the "Issuance Date") is Host Marriott Corporation, a Delaware corporation ("Host").

          This Note has been issued to evidence the indebtedness of the Partnership to Host arising from certain payments made by Host pursuant to a Debt Service Guarantee, dated as of August 14, 1986, as amended, by Marriott Corporation (the predecessor of Host) in favor of Citibank, N.A. and The First National Bank of Chicago and the several other lenders named therein, of certain indebtedness of the Partnership. As of the date hereof, the aggregate amounts paid by Host pursuant to such guarantee equal $7,340,744.00. The Partnership is obligated to reimburse Host for the amount of such advances, together with interest at the Prime Rate (as defined herein) per annum. As of the date hereof, the aggregate amount of accrued and unpaid interest owing to Host in respect of such advances is $5,764,804.00 (the "Deferred Interest"), the obligation to pay which amount is evidenced by this Note.

Section 1.  Interest.

            The Partnership promises to pay, from the Issuance Date until the date on which the Principal is paid in full, interest on the unpaid Principal at a rate per annum equal to the Prime Rate in effect from time to time. Interest shall accrue and be payable on the Maturity Date, or such earlier date provided for herein. All interest hereunder will be computed on the basis of a 365/366-day year.

            As used herein, the "Prime Rate" shall mean the base rate of interest announced from time to time by The First National Bank of Chicago.

Section 2.  Application of Payments.

            Payments on this Note shall be applied first to Deferred Interest, then to accrued and unpaid interest, and then to repayment of the Principal.

Section 3.  Prepayment.

            This Note may be voluntarily prepaid, in whole or in part, at any time and from time to time. The Partnership shall be obligated to prepay the Principal, Deferred Interest, and accrued and unpaid interest owing hereon in full on the date that is one year and one day after the later of (x) the date all amounts owing under the Loan Agreement (as defined herein) are paid in full or (y) the date all amounts owing under any Qualified Refinancing (as such term is defined in the Collateral Assignment of Management Agreement referred to in the Loan Agreement) of the Loan Agreement are paid in full.

Section 4.  Limitation on Indebtedness.

            Holder agrees that, in the event that this Note becomes due and payable at any time at which any indebtedness remains outstanding under that certain Loan Agreement dated as of March 21, 1997 between the Partnership and Lehman Brothers Holdings Inc. (as amended, modified, or extended from time to time, the "Loan Agreement"), it will not be entitled to assert a claim hereunder for any amount in excess of $16,250,000 (the "Cap Amount") and the amount of indebtedness evidenced by this Note during such period shall not exceed the Cap Amount. Notwithstanding the foregoing, in the event that the sum of the Principal plus Deferred Interest plus accrued and unpaid interest shall exceed the Cap Amount at any time, the Partnership shall not be entitled to discharge its obligations hereunder by making a prepayment in an amount equal to the Cap Amount, unless the maturity of this Note shall have been accelerated by reason of the occurrence of an Event of Default.

Section 5.  Covenants.

            Until all of the Partnership's obligations hereunder have been fully satisfied and discharged (and in the case of Section 5(b), until such later time as provided in Section 5(b)), the Partnership covenants as follows:

            5(a) The Partnership shall pay the Principal, Deferred Interest and interest on this Note, and such other amounts required to be paid hereunder, as and when the same shall be due and payable in accordance with the terms hereof.

            5(b) To the fullest extent that it may lawfully do so, the Partnership will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other statutory or common law right, including any equitable remedy, which would prohibit or forgive the Partnership from paying all or any portion of any amount hereunder, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note. To the fullest extent that it may lawfully do so, the Partnership hereby expressly waives all benefit or advantage of any such law, right or remedy and covenants that it will not hinder, delay or impede the execution of any power granted to the Holder herein or by law, but will suffer and permit the execution of every such power as though no such law, right or remedy existed.

Section 6.  Assigns and Transfers.

            6(a) This Note shall be binding upon the Partnership and its successors and shall inure to the benefit of the Holder and its assigns.

            6(b) Without prejudice to the effectiveness of any other method of transferring legal or beneficial title hereto, this Note shall be negotiable and accordingly, title hereto shall pass by delivery together with the endorsement or written instrument of transfer by the transferor.

            6(c) The Holder may at any time sell, convey, dispose of, assign or otherwise transfer (collectively, "Transfer") all or any part of its rights hereunder.

            6(d) The issuance of this Note has not been registered under the Securities Act of 1933, as amended, or any state securities laws. No sale, assignment, or other disposition of this Note may be made except in compliance with applicable federal and state securities laws.

            6(e)  Until such time as a change of the registered owner of this
Note is made pursuant to this Section 6, the Partnership shall be entitled to treat the Person in whose name this Note is registered as the Holder for all purposes hereof, including payments and notices. Such treatment by the Partnership shall not prejudice the status of the Holder as such or in any way prejudice the rights of the Holder with respect to the Person in whose name this
Note is registered.

            6(f) The Partnership shall cause to be kept at its principal office a register in which the Partnership shall provide for the registration of this Note. The effect of registration shall be to create, as to the Partnership, an irrefutable presumption that the Person in whose name this Note is registered is the Holder, but the failure of any Holder to cause registration in such Holder's name shall not otherwise prejudice such Holder's rights and status as the Holder.

            6(g) Upon surrender for registration of transfer of this Note, duly endorsed or accompanied by an instrument of transfer in the manner prescribed by
Section 7(b), at the principal office of the Partnership, the Partnership shall promptly execute and deliver, in the name of the designated transferee, a new Note of a like aggregate principal amount and shall register the new Note in the transferee's name.

            6(h) The Note issued upon any registration of transfer shall be the valid obligation of the Partnership, evidencing the same Indebtedness, and entitled to the same benefits under this Note, as the Note surrendered upon such registration of transfer.

            6(i) The Note presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Partnership, duly executed by the Holder thereof or his attorney duly authorized in writing.

            6(j) No service charge shall be made for any registration of transfer of the Note.

Section 7.  Events of Default.

            An "Event of Default" occurs if:

                  7(a)  the Partnership defaults in the payment of the
            Principal, Deferred Interest, accrued and unpaid interest, and any other amounts owing hereunder when the same becomes due at the Maturity Date, or otherwise; or

                  7(b)  the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Partnership in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Partnership a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Partnership under any applicable federal, state or foreign law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Partnership or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order for a period of 60 days; or

                  7(c)  the commencement by the Partnership of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Partnership to the entry of a decree or order for relief in respect of the Partnership in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Partnership of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by the Partnership to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Partnership, or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by the Partnership, in writing of its inability to pay its debts generally as they become due, or the taking of partnership action by the Partnership in furtherance of or to facilitate, conditionally or otherwise, any such action.

            Upon any of the Events of Default, the entire Principal will immediately become due and payable without notice or further action by the Holder. At any time after an acceleration hereunder and before a judgment or decree for payment of the money due has been obtained by the Holder, the Holder by notice to the Partnership may rescind and annul such acceleration or declaration and its consequences. No such rescission shall affect any subsequent Default or impair any right consequent thereon or any rights of the Holder with respect to the Default which gave rise to the acceleration that was rescinded.

Section 8.  Amendments and Supplements to this Note.

            No amendment or supplement to this Note may be effected without the prior consent of the Holder and the Partnership.

Section 9.  Costs.

            Upon an Event of Default, the Partnership shall reimburse the Holder for all costs and expenses reasonably incurred by the Holder in connection with the preservation or enforcement of the Holder's rights under this Note (including the reasonable fees and expenses of counsel).

Section 10. Subordination.

            Following transfer of this Note by Host to CBM One Holdings, Inc. ("Holdings") on the Issuance Date, and execution and delivery by Holdings of an Intercreditor Agreement dated as of March 21, 1997 between Holdings and the Senior Creditor named therein (the "Intercreditor Agreement"), the indebtedness evidenced by this Note will be, to the extent provided in such Intercreditor Agreement, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness (as defined therein). Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions. Each Holder hereof, by its acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained in the Intercreditor by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

Section 11. Obligations of the Partnership Unconditional.

            Nothing contained in this Note or elsewhere (i) is intended to or shall impair, as between the Partnership and the Holder, the Partnership's obligations, which are absolute and unconditional, to pay to or for the account of the Holder the Principal, Deferred Interest and interest on this Note, and such other amounts required to be paid hereunder, as and when the same shall become due and payable in accordance with the terms hereof, or (ii) is intended to or shall (a) affect the relative rights of the Holder and the Partnership's creditors or (b) prevent the Holder from exercising all remedies otherwise permitted by applicable law upon an Event of Default. The Partnership shall make all payments required hereunder without any right of setoff, counterclaim, recoupment, abatement, suspension, limitation or defense (other than payment) that the Partnership may have against the Holder or any prior Holder and the Partnership agrees not to assert any right of setoff, counterclaim, recoupment, abatement, suspension, limitation or defense (other than payment) that it may have against the Holder or any prior Holder.

Section 12. Waivers, Remedies Cumulative.

            12(a) No failure to exercise and no delay in exercising on the part of the Holder, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No waiver by the Holder shall be effective unless it is in writing.

            12(b) The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

Section 13. Severability.

            If any term or other provision of this Note is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

Section 14. Non-Recourse.

            Notwithstanding anything contained herein to the contrary, no recourse under or upon any obligation, covenant or agreement contained in this Note or for any claim based hereof shall be had any partner in the Partnership or against any past, present or future shareholder, officer, director or partner, as such, of the Partnership or any partner therein or of any successor thereof, under any statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note.

Section 15. Entire Agreement.

            This Note constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

Section 16. Governing Law.

            This Note shall be governed by, and construed in accordance with, the laws of the State of Maryland.

            IN WITNESS WHEREOF the Partnership has caused this Promissory Note to be executed as of the date set forth above.


ATTEST:                       COURTYARD BY MARRIOTT LIMITED PARTNERSHIP, a
                              Delaware limited partnership

                              By:  CBM One Corporation, its general partner



                              By:
--------------------------       -------------------------------------------
                                     Name:
                                     Title:

                                  ENDORSEMENT



          The undersigned hereby assigns the attached Note of Courtyard by Marriott Limited Partnership, dated March 21, 1997 to ______________________, with full power to register the transfer of such Note on the records of the Partnership named therein.



Dated:  March 21, 1997       Signed:  CBM ONE HOLDINGS, INC.


                                 By:
                                    -------------------------------
                                      Name:
                                      Title:

                         ASSIGNMENT OF PROMISSORY NOTE



          The undersigned hereby assigns to CBM One Holdings, Inc., a Delaware corporation ("the Assignee"), all of its right, title, and interest in and to that certain Promissory Note, dated March 21, 1997, issued by Courtyard by Marriott Limited Partnership, a Delaware limited partnership, in the principal amount of $7,340,744.00 (the "Note"), as consideration for the issuance of 100 shares of Common Stock of the Assignee.

          IN WITNESS WHEREOF the undersigned has caused this instrument to be duly executed on its behalf.

March 21, 1997                          HOST MARRIOTT CORPORATION


                                        By:
                                           -----------------------
                                             Name:
                                             Title: